HEARTLAND FINANCIAL USA, INC. 2020 LONG-TERM INCENTIVE PLAN 2022 STOCK OPTION AWARD AGREEMENT The Participant specified below is hereby granted a stock option award by HEARTLAND FINANCIAL USA, INC. (the “Company”), under the HEARTLAND FINANCIAL USA, INC. 2020 LONG-TERM INCENTIVE PLAN (as amended and restated, the “Plan”). The stock options awarded by this Award Agreement (this “Agreement”) are made in consideration of the services to be rendered by the Participant to the Company and shall be subject to the terms of the Plan and the terms set forth in this Agreement. The options are intended to be non-qualified stock options and not incentive stock options within the meaning of Section 422 of the Internal Revenue Code. All capitalized terms used in this Agreement and not otherwise defined have the meaning assigned to them in the Plan. Section 1. Award. The Company hereby grants to the Participant an award of nonqualified stock options (each such option, an “Option”), where each Option represents the right of the Participant to purchase one share of Company stock (“Shares”) in the future at the Exercise Price set forth below, subject to the terms of this Agreement and the Plan. For purposes of this Agreement: The “Participant” is: The “Grant Date” is: The “Exercise Price” per share is: The number of Options is: The “Expiration Date” is: Section 2. Vesting of Options; Exercise Period. (a) The Option shall vest and become exercisable according to the following schedule: Date Option Vesting First Anniversary of Date of Grant 25% Second Anniversary of Date of Grant 25% Third Anniversary of Date of Grant 25% Fourth Anniversary of Date of Grant 25%

(b) The Options shall vest quarterly on each of the first four anniversaries of the Grant Date of the Award (such date, or such earlier date pursuant to this Section 2 being hereafter referred to as the “Vesting Date”); provided that the Participant’s Termination of Service has not occurred prior to the Vesting Date. A “Termination of Service” shall mean the Participant’s cessation of employment with the Company. The Option shall expire on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan. (c) Notwithstanding the foregoing provisions of this Section 2, if the Participant’s Termination of Service occurs as a result of (i) the Participant’s Disability, or (ii) the Participant’s death, the Participant (or the Participant’s estate, if applicable) may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (A) one (1) year following the Participant’s Termination of Service or (B) the Expiration Date. If the Participant’s Termination of Service occurs for any other reason, other than for Cause, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (A) three (3) months following the Participant’s Termination of Service or (B) the Expiration Date. If the Participant’s Termination of Service occurs for Cause, all Options shall be immediately forfeited as of the date thereof. (d) Notwithstanding the foregoing provisions of this Section 2, if the Participant’s Termination of Service occurs due to a Qualifying Retirement, all Options shall become vested as of the date of such Termination of Service due to Qualifying Retirement and shall remain outstanding and may be exercised through the period of time ending on the Expiration Date. For such purposes, a “Qualifying Retirement” means a voluntary Termination of Services by the Participant on or after the date the Participant reaches the age of 62, and provided that (A) the Participant has provided at least five (5) years of full-time equivalent services to the Company or a Subsidiary through the date of such Termination of Services; (B) the Participant covenants that the Participant shall not engage in any full-time employment with any entity thereafter (although Participant shall be entitled to engage in part-time employment, including services as a member of a board of directors or similar body, with an entity that does not compete with the Company or any Subsidiary) unless such employment has been approved in writing by the Chair of the Committee; (C) the Participant executes a general release and waiver of claims against the Company at the time of such Termination of Services; and (D) the Participant executes a confidentiality, non- solicitation and non-competition agreement with the Company at the time of such Termination of Service. Consistent with Section 5.2 of the Plan, any question regarding whether a voluntary Termination of Service constitutes a Qualifying Retirement shall be determined by the Committee and the decision of the Committee shall be final and binding upon the Participant. (e) Immediately upon a Change in Control, if the obligations under this Agreement are not assumed by the Company or its successor in such Change in Control, all Options that have not been previously forfeited shall become vested. Otherwise, if the obligations under this Agreement are assumed by the Company or its successor in such Change in Control, and if a Participant’s employment by the Company or Bank or successor of the Company or Bank shall become subject to a Termination of Service within the period beginning six months prior to a Change in Control and ending 24 months after a Change in Control, all Options then held by the Participant shall become vested upon the later to occur of the Termination of Service or Change in Control. The foregoing provisions are subject to any forfeiture and expiration provisions otherwise applicable to the Options. (f) Except as set forth in Section 2(b), Section 2(c), Section 2(d) and Section 2(e) above, upon the Participant’s Termination of Service, Participant shall immediately forfeit all Options that have not vested as of such Termination of Service and Participant shall have no further rights under this Agreement. Section 3. Precondition of Award. No Award of Options to a Participant will be effective unless Participant executes the Non-Solicitation Agreement attached as Exhibit A.

Section 4. Manner of Exercise. To exercise the Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must utilize the Company’s designated brokerage platform, including complying with all requirements, including funds availability, of such platform. Section 5. Payment of Exercise Price. The payment of the Exercise Price of the Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by attestation, Shares acceptable to the Committee and valued at Fair Market Value as of the day of exercise; (b) payment through a net exercise such that, without the payment of any funds for such exercise, the Participant may exercise the Option and receive the net number of Shares equal in value to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value (on such date as is determined by the Committee) less the Exercise Price, and the denominator of which is such Fair Market Value (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); (c) by immediately available funds on deposit in the Participant’s brokerage account associated with the Option. Section 6. Withholding. All deliveries of Shares pursuant to this Award shall be subject to withholding of all applicable taxes. The Company shall have the right to require the Participant (or if applicable, permitted assigns, heirs and Designated Beneficiaries) to remit to the Company an amount sufficient to satisfy any tax requirements prior to the delivery date of any Shares in connection with this Agreement. Except as may be provided otherwise by the Committee, such withholding obligations may be satisfied at the election of the Participant (a) through debit from the brokerage account associated with the Option, or (b) through the surrender of Shares to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such Shares under clause (b) may not be used to satisfy more than the Company’s minimum statutory withholding obligation. Section 7. Non-Transferability of Options. No Option granted pursuant to this Agreement is transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. Except as provided in the immediately preceding sentence, this Agreement shall not be assigned, transferred, pledged, hypothecated or otherwise disposed of by the Participant in any way whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Any attempt at assignment, transfer, pledge, hypothecation or other disposition of this Agreement contrary to the provisions hereof, or the levy of any attachment or similar process upon this Agreement or the Options it represents, shall be null and void and without effect. During the Participant’s lifetime, each Option shall be exercisable only by the Participant or by Participant’s guardian or legal representative. Section 8. Securities Laws. The Committee may from time to time impose any conditions on the exercise of the Option as it deems necessary or appropriate to comply with the then-existing requirements of the 1933 Act or the 1934 Act, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. If the listing, registration or qualification of Shares issuable on the exercise of the Option upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Shares, the Company shall not be obligated to issue or deliver the certificates representing the Shares otherwise issuable on the exercise of the Option unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on such Shares calling attention to the fact that they have been acquired for investment and have not been registered.

Section 9. No Rights as Stockholder. The Participant shall not have any rights of a Stockholder, including voting rights or rights to dividends, with respect to any Shares subject to the Option prior to the date of exercise of the Option. Section 10. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring all or substantially all of the Company’s assets or business. If any rights of the Participant or benefits distributable to the Participant under this Agreement have not been settled or distributed at the time of the Participant’s death and have not been designated to pass to a certain beneficiary, such rights shall be provided to the legal representative of the estate of the Participant. Section 11. Administration. The authority to manage and control the operation and administration of this Agreement and the Plan shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of this Agreement or the Plan by the Committee and any decision made by the Committee with respect to this Agreement or the Plan shall be final and binding on all persons. Section 12. Plan Governs. Notwithstanding anything in this Agreement to the contrary, this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the Human Resources Department of the Company. This Agreement shall be subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time. Notwithstanding any term of this Agreement to the contrary, in the event of any discrepancy between the corporate records of the Company and this Agreement, the corporate records of the Company shall control. Section 13. Not an Employment Contract. Neither the Options granted under this Agreement nor this Agreement shall confer upon the Participant any rights with respect to continuance of employment or other service with the Company or a Subsidiary, nor shall they interfere in any way with any right the Company or a Subsidiary may otherwise have to terminate or modify the terms of the Participant’s employment or other service at any time. Section 14. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Option in this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, shall be at the sole discretion of the Company. Section 15. Amendment. Without limitation of Section 18 and Section 20 below, this Agreement may be amended in accordance with the provisions of the Plan, and may otherwise be amended in writing by the Participant and the Company without the consent of any other person. Section 16. Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that neither the Option nor the Shares upon exercise shall be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b) any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any affiliate or (c) any calculation of base pay or regular pay for any purpose. Section 17. Governing Law. With the exception of the Non-Solicitation Agreement attached as Exhibit A this Agreement, the Plan and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws, except as superseded by applicable federal law.

Section 18. Validity. If any provision of this Agreement is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been included herein. Section 19. Section 409A Amendment. This Agreement is intended to be exempt from Code Section 409A and this Agreement shall be administered and interpreted in accordance with such intent. The Committee reserves the right (including the right to delegate such right) to unilaterally amend this Agreement without the consent of the Participant in order to maintain an exclusion from the application of, or to maintain compliance with, Code Section 409A; and the Participant hereby acknowledges and consents to such rights of the Committee. Section 20. Clawback. This Agreement, the Options and any Shares received under this Agreement, and any amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company or Subsidiary clawback policy (the “Policy”) or any applicable law, as may be in effect from time to time. The Participant hereby acknowledges and consents to the Company’s or a Subsidiary’s application, implementation and enforcement of (a) the Policy and any similar policy established by the Company or a Subsidiary that may apply to the Participant, whether adopted prior to or following the date of this Agreement, and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and agrees that the Company or a Subsidiary may take such actions as may be necessary to effectuate the Policy, any similar policy and applicable law, without further consideration or action. * * * * *

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name and on its behalf, and the Participant acknowledges understanding and acceptance of, and agrees to, the terms of this Agreement, all as of the Grant Date. This Agreement and any amendments or supplements hereto may be executed in counterparts, each of which shall constitute an original, but taken together shall constitute a single contract. Signature may be in electronic format, including by electronic acknowledgement. PARTICIPANT By: Via Electronic Acknowledgment HEARTLAND FINANCIAL USA, INC. By: Bruce K. Lee Title: President and CEO